UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2011 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
311 Arsenal Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   617-402-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 annual meeting of stockholders (the “Annual Meeting”) of athenahealth, Inc. (the “Company”) held on June 9, 2011, the Company’s stockholders approved an amended and restated 2007 Stock Option and Incentive Plan (as amended and restated, the “Plan”). The Plan was previously adopted by the Board of Directors of the Company on May 27, 2011.

The Plan made the following changes to the Company’s original 2007 Stock Option and Incentive Plan: (i) removed the evergreen provision; (ii) increased the number of shares reserved for issuance by 1,300,000 shares; (iii) set a multiplier for full value awards of 1.3 shares of stock for each share of stock subject to that award; (iv) set minimum restriction periods for stock awards; (v) set a maximum award payable for performance-based awards; (vi) added performance criteria; and (vii) made other administrative changes.

Additional information regarding the Plan is contained in the Company’s Definitive Proxy Statement and the Supplement to the Proxy Statement, which were filed with Securities and Exchange Commission on April 28, 2011, and May 27, 2011, respectively, and are incorporated herein by reference. The summaries of the Plan in the Proxy Statement, Supplement to the Proxy Statement, and this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Plan, a copy of which was filed with the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 27, 2011, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the following matters: (i) to elect three directors, Jonathan Bush, Brandon H. Hull, and William Winkenwerder, Jr., to serve as Class I directors for a term of three years and until their successors are duly elected and qualified, subject to their earlier resignation or removal; (ii) to ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (iii) to approve an amendment and restatement of the Plan; (iv) to hold an advisory vote to approve executive compensation; and (v) to hold an advisory vote on the frequency of the advisory votes to approve executive compensation.

The votes cast by the stockholders of the Company on each of the foregoing proposals were as follows:

Proposal 1 – Election of Directors

Director Nominee	For	Withheld	Broker Non-Votes
Jonathan Bush	28,823,113	502,476	2,274,630
Brandon H. Hull	26,849,254	2,476,335	2,274,630
William Winkenwerder, Jr.	26,465,479	2,860,110	2,274,630

Additionally, Richard N. Foster, Dev Ittycheria, James L. Mann, John A. Kane, Ruben J. King-Shaw, Jr., and David E. Robinson continued to serve as directors after the Annual Meeting.

Proposal 2 – Ratification of Appointment of Independent Auditors

For	Against	Abstentions
31,398,825	174,542	26,852

Proposal 3 – Approval of Amended and Restated 2007 Stock Option and Incentive Plan

For	Against	Abstentions	Broker Non-Votes
24,387,449	4,937,006	1,134	2,274,630

Proposal 4 – Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
29,092,495	232,060	1,034	2,274,630

Proposal 5 – Frequency of Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
25,317,772	6,909	3,960,315	40,593	2,274,630

The Board of Directors of the Company will evaluate the results of the non-binding advisory vote regarding the frequency of future advisory votes on executive compensation at a future meeting and make a determination as to whether the Company will submit future non-binding advisory votes on executive compensation for consideration by stockholders every one, two, or three years. The Company will amend this Current Report on Form 8-K to provide information regarding such determination.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1(i)	Amended and Restated athenahealth, Inc. 2007 Stock Option and Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)

June 15, 2011	/s/ DANIEL H. ORENSTEIN
Daniel H. Orenstein
SVP, General Counsel, and Secretary